XETHANOL CORPORATION

                         FORM OF SUBSCRIPTION AGREEMENT


           SUBSCRIPTION AGREEMENT made as of this ____ day of _________
200__, between a publicly-traded company (the "Company"), which will acquire by merger the business of Xethanol Corporation, and the undersigned subscriber (the "Subscriber"). All terms not defined herein shall have the meaning ascribed to them in the Company's Confidential Private Offering Memorandum dated November 2004, including any amendments or supplements thereto (the "Memorandum").

           WHEREAS, the Company desires to secure equity financing by issuing up to $12,000,000 in shares of Common Stock at a purchase price of $3.25 per share and has engaged National Securities Corporation and Neidiger, Tucker, Bruner Inc. (the "Placement Agents") as its exclusive co-placement agents in connection therewith; and

           WHEREAS, the Subscriber desires to purchase the number of shares of Common Stock set forth on the signature page hereof.

           NOW, THEREFORE, in consideration of the promises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

I.   SUBSCRIPTION FOR COMMON STOCK; REPRESENTATIONS AND WARRANTIES BY THE
     SUBSCRIBER

     1.1 Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase the number of shares of Common Stock from the Company set forth on the signature page hereof, and the Company agrees to issue such Common Stock to the Subscriber at a purchase price equal to the product of (x) the number of shares of Common Stock subscribed for and (y) $3.25 per share. The subscription price is payable by check made payable to the order of "Signature Bank, as Escrow Agent for Xethanol Corporation" or by wire transfer of immediately available funds delivered contemporaneously herewith. The Common Stock purchased by the Subscriber will be delivered by the Company promptly following the Termination Date (as hereinafter defined).

     1.2 The Subscriber recognizes that the purchase of the shares of Common Stock involves a high degree of risk and is suitable only for persons of adequate financial means who have no need for liquidity in this investment in that (i) he may not be able to liquidate his investment in the event of an emergency; (ii) transferability is extremely limited; and (iii) in the event of a disposition, he could sustain a complete loss of his entire investment.

     1.3 The Subscriber acknowledges that he is (i) a qualified investor, as described herein, to qualify for the purchase of the Common Stock; (ii) competent to understand and does understand the nature of the investment; and
(iii) able to bear the economic risk of this investment.

     1.4 The Subscriber represents that he is an "accredited investor," as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act").

     1.5 The Subscriber acknowledges that he has significant prior investment experience, including investment in non-listed and non-registered securities. The Subscriber has a sufficient net worth to sustain a loss of its entire investment in the Company in the event such a loss should occur. The Subscriber's overall commitment to investments which are not readily marketable is not excessive in view of the Subscriber's net worth and financial circumstances and the purchase of the Common Stock will not cause such commitment to become excessive. The Subscriber recognizes the highly speculative nature of this investment.

     1.6 The Subscriber: (i) if a natural person, represents that the Subscriber has reached the age of 21 and has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, or limited liability company or partnership, or association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Common Stock, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the securities constituting the Common Stock, the execution and delivery of this Subscription Agreement has been duly authorized by all necessary action, this Subscription Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; or (iii) if executing this Subscription Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Subscription Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom the Subscriber is executing this Subscription Agreement, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Subscription Agreement and make an investment in the Company, and represents that this Subscription Agreement constitutes a legal, valid and binding obligation of such entity. The execution and delivery of this Subscription Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Subscriber is a party or by which it is bound.

     1.7 The Subscriber hereby represents that the Subscriber and the Subscriber's attorney, accountant, purchaser representative and/or tax advisor, if any (collectively, "Advisors") have been furnished by the Company or one of the Placement Agents during the course of this transaction with the Memorandum and with all information regarding the Company which the Subscriber and his Advisors have requested or desired to know, subject in all cases to existing confidentiality obligations and applicable law; and that the Subscriber and his Advisors have been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company and the Placement Agents concerning the terms and conditions of the offering, prior to the execution of this Subscription Agreement and all such questions have been answered to the full satisfaction of the Subscriber and its Advisors, if any.

     1.8 The Subscriber hereby acknowledges that the offering of the shares of Common Stock has not been filed with or reviewed by the Securities and Exchange Commission (the "SEC") because of the Company's representations that this is intended to be a nonpublic offering pursuant to Section 4(2) and Rule 506 of Regulation D promulgated under the Securities Act. The Subscriber represents that the shares of Common Stock are being purchased for his own account, for investment and not for distribution or resale to others. The Subscriber agrees that he will not sell, transfer or otherwise dispose of any of the shares of Common Stock unless they are registered under the Securities Act or unless an exemption from such registration is available.

     1.9 The Subscriber understands that the shares of Common Stock have not been registered under the Securities Act by reason of a claimed exemption under the provisions of the Securities Act which depends, in part, upon his investment intention. In this connection, the Subscriber understands that it is the position of the SEC that the statutory basis for such exemption would not be present if his representation merely meant that his present intention was to hold the shares of Common Stock for a short period, for a deferred sale, for a market rise, assuming that a market develops and is maintained, or for any other fixed period. The Subscriber realizes that, in the view of the SEC, a purchase now with an intent to resell would represent a purchase with an intent inconsistent with his representation to the Company, and the SEC might regard such a sale, transfer or disposition as a deferred sale to which the exemption is not available.

     1.10 The Subscriber consents that the Company may, if it desires, permit the transfer of the shares of Common Stock by the Subscriber out of his name only when his request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that the proposed sale, transfer or disposition does not result in a violation of the Securities Act or any applicable state "blue sky" laws (collectively, "Securities Laws"). The Subscriber agrees to hold the Company, the Placement Agents and any of their respective directors, executive officers and controlling persons and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of any sale, transfer or disposition of the shares of Common Stock by the undersigned Subscriber in violation of any Securities Laws or any misrepresentation herein.

     1.11 The Subscriber consents to the placement of a legend on the certificates evidencing the shares of Common Stock stating that they have not been registered under the Securities Act and setting forth or referring to the restrictions on the sale, transfer or disposition thereof. The Subscriber is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the sale, transfer or disposition of the shares of Common Stock.

     1.12 The Subscriber acknowledges and agrees that the Company is relying on the Subscriber's representations contained in this Agreement and the related subscription documents in determining whether to accept this subscription. The Subscriber hereby gives the Company authority to call his bank or place of employment or otherwise review the financial standing of the Subscriber and it is further agreed that the Company reserves the unrestricted right to reject or limit any subscription and to close the offer at any time.

     1.13 The Subscriber represents and warrants that all representations made by the Subscriber hereunder are true and correct in all material respects as of the date of execution hereof, and the Subscriber covenants that until the closing on the shares of Common Stock subscribed for he shall inform the Company and the Placement Agents immediately of any changes in any of the representations provided by the Subscriber hereunder.

     1.14 The Subscriber is unaware of, is in no way relying on, and did not become aware of the offering of the Common Stock through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or over the Internet, in connection with the offering and sale of the Common Stock and is not subscribing for Common Stock and did not become aware of the offering of the Common Stock through or as a result of any seminar or meeting to which the Subscriber was invited by, or any solicitation of a subscription by, a person not previously known to the Subscriber in connection with investments in securities generally.

     1.15 The Subscriber has taken no action which would give rise to any claim by any person for brokerage commissions, finders' fees or the like relating to this Subscription Agreement or the transactions contemplated hereby (other than commissions to be paid by the Company to the Placement Agents or as otherwise described in the Memorandum).

     1.16 The Subscriber has adequate means of providing for such Subscriber's current financial needs and foreseeable contingencies and has no need for liquidity of the investment in the Common Stock for an indefinite period of time.

     1.17 The Subscriber is aware that an investment in the Common Stock involves a number of very significant risks and has carefully read and considered the matters set forth in the Memorandum and in particular the matters under the caption "Risk Factors" therein.

     1.18 The Subscriber acknowledges that any estimates or forward-looking statements or projections included in the Memorandum were prepared by the Company in good faith, but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed by the Company and should not be relied upon.

     1.19 No oral or written representations have been made, or oral or written information furnished, to the Subscriber or its Advisors, if any, in connection with the offering of the Common Stock which are in any way inconsistent with the information contained in the Memorandum.


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

     1.20 Within five days after receipt of a request from the Company or the Placement Agents, the Subscriber shall provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company or the Placement Agents are subject.

     1.21 The Subscriber's substantive relationship with either of the Placement Agents or, subagents through which the Subscriber is subscribing for Common Stock predates the Placement Agents' or such subagents' contact with the Subscriber regarding an investment in the Common Stock.

     1.22  (For ERISA plans only) The fiduciary of the ERISA plan (the
"Plan") represents that such fiduciary has been informed of and understands the Company's investment objectives, policies and strategies, and that the decision to invest "plan assets" (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities. The Subscriber or Plan fiduciary (a) is responsible for the decision to invest in the Company; (b) is independent of the Company and any of its affiliates; (c) is qualified to make such investment decision; and (d) in making such decision, the Subscriber or Plan fiduciary has not relied primarily on any advice or recommendation of the Company or any of its affiliates.

II.  REPRESENTATIONS AND WARRANTIES BY THE COMPANY

     The Company represents and warrants to the Subscriber as follows:

     2.1 The Company is a corporation duly organized, existing and in good standing under the laws of the state of its incorporation and has the corporate power to conduct its business.

     2.2 The execution, delivery and performance of this Agreement by the Company has been duly approved by the Board of Directors of the Company.

     2.3 The shares of Common Stock have been duly and validly authorized and, when issued in accordance with the terms hereof, will be duly and validly issued, fully paid and non-assessable. To the extent Lead Investor Warrants are issued in the Offering, the Company has duly and validly reserved, out of its authorized and unissued Common Stock, for issuance upon exercise of Lead Investor Warrants a number of shares sufficient for such purposes.

III. TERMS OF OFFERING

     3.1 The subscription period will begin as of November 15, 2004 and will terminate upon the occurrence of the earlier of (a) the 60th day thereafter, unless extended by the Company and the Placement Agents for a period of up to an additional 30 days, or (b) the Company's acceptance of subscriptions for 3,692,308 shares of Common Stock offered and the receipt of payment therefor (the "Termination Date").

     3.2 The Subscriber hereby agrees to purchase the number of shares of Common Stock from the Company set forth upon the signature page hereof payable to the escrow agent, Signature Bank, by check in the amount thereof made payable to "Signature Bank, as Escrow Agent for Xethanol Corporation" or by wire transfer of immediately available funds. If Subscriber's subscription is rejected in whole, or the Offering is terminated or the Minimum Amount is not subscribed for and accepted, all funds received from the Subscriber will be returned without interest, penalty, expense or deduction, and this Subscription Agreement shall thereafter be of no further force or effect. If Subscriber's subscription is rejected in part, the funds for the rejected portion of such subscription will be returned without interest, penalty, expense or deduction and this Subscription Agreement will continue in full force and effect to the extent such subscription was accepted.

     3.3 The Company has retained the Placement Agents to coordinate the offering as the Company's exclusive co-placement agents and financial advisors. See the Memorandum for a description of the compensation payable to the Placement Agents and other terms of the offering.

IV.  CERTAIN COVENANTS

     4.1 (a) Subject to the other provisions of this Section IV, the Company shall use its best efforts to file, within 90 days after the Termination Date, a registration statement (the "Registration Statement") under the Securities Act covering all of the shares of Common Stock subscribed by the Subscriber hereunder and to the extent any Lead Investor Warrants are issued, the shares of Common Stock issuable upon exercise of the Lead Investor Warrants (collectively, the "Registrable Shares"). The Company shall use its best efforts to have the Registration Statement declared effective by the SEC as soon as possible and, in any event, within 180 days after the Termination Date.

           (b) In the event the registration effected by the Company pursuant to this Section 4.1 relates to an underwritten offering of securities, the Subscriber's right to registration pursuant to this Section 4.1 shall be conditioned upon its (i) participation in such underwriting, (ii) inclusion of the Registrable Shares therein and (iii) execution of all customary underwriting documents requested by the underwriter with respect thereto (the "Underwriter").

           (c) All expenses (other than underwriting discounts and commissions, brokerage fees and applicable transfer taxes) incurred in connection with registrations, filings or qualifications pursuant to this
Section 4.1, including, without limitation, all registration, filing and qualification fees, printers' and accounting fees and fees and disbursements of counsel for the Company, shall be borne by the Company. In addition, the Company shall pay the fees and expenses of one counsel for the selling shareholders in an amount not to exceed $5,000; fees and expenses in excess of such amount shall be borne by the selling shareholders. Further, the Company shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance obtained by the Company and the expenses and fees for listing or authorizing for quotation the securities to be registered on each securities exchange, market or automated quotation system on which any shares of Common Stock are then listed or quoted.

           (d) Each of the Company and the Subscriber shall indemnify the other party hereto and their respective officers, directors, employees and agents against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) by the indemnifying party of a material fact contained in any prospectus or other document (including any related registration statement, notification or the like) incident to any registration of the type described in this Section 4.1, or any omission (or alleged omission) by the indemnifying party to state in any such document a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse such indemnified party for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action; provided that no party will be eligible for indemnification hereunder to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished by such party for use in connection with such registration.

           (e) The Subscriber shall furnish to the Company or the Underwriter, as applicable, such information regarding the Subscriber and the distribution proposed by it as the Company may reasonably request in connection with any registration or offering referred to in this Section 4.1. The Subscriber shall cooperate as reasonably requested by the Company in connection with the preparation of the registration statement with respect to such registration, and for so long as the Company is obligated to file and keep effective such registration statement, shall provide to the Company, in writing, for use in the registration statement, all such information regarding the Subscriber and its plan of distribution of the Registrable Shares included in such registration as may be reasonably necessary to enable the Company to prepare such registration statement, to maintain the currency and effectiveness thereof and otherwise to comply with all applicable requirements of law in connection therewith.

V.       CONDITIONS TO ACCEPTANCE OF SUBSCRIPTION


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

         The Company's right to accept the subscription of the Subscriber is conditioned upon satisfaction of the following conditions precedent on or before the date the Company accepts such subscription (the "Closing Date") (any or all of which may be waived by the Subscriber in his sole discretion):

     5.1 On the Closing Date, no legal action, suit or proceeding shall be pending which seeks to restrain or prohibit the transactions contemplated by this Agreement.

     5.2 The closing of the Reverse Merger (as defined in the Memorandum) shall occur concurrently with the acceptance of this subscription.

     5.3 The Board of Directors of the publicly-traded company which has acquired by merger the business of Xethanol Corporation ("Xethanol") shall have approved the issuance of the Common Stock pursuant to this Agreement in accordance with the applicable laws of the jurisdiction of its incorporation and expressly approved the assumption of this Agreement and a copy of such resolutions shall have been made available to the Subscriber.

     5.4 The publicly-traded company which has acquired by merger the business of Xethanol shall have expressly assumed this Agreement and shall have indicated such assumption by executing and delivering a counterpart of this executed Agreement.

     5.5 The representations and warranties of the Company contained in this Agreement shall have been true and correct on the date of this Agreement and shall be true and correct on the Closing Date as if made on the Closing Date.

VI.  NOTICES TO SUBSCRIBERS

     6.1   THE COMMON STOCK HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT
OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THE COMMON STOCK HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

     6.2 THE COMMON STOCK IS SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT, AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. SUBSCRIBERS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

VII. MISCELLANEOUS

     7.1 Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, addressed to the Company at Xethanol Corporation, 1185 Avenue of the Americas, 20th Floor, New York, New York 10036, Attention: Mr. Christopher d'Arnaud-Taylor, Chairman and Chief Executive Officer, and to the Subscriber at his address indicated on the last page of this Agreement. Notices shall be deemed to have been given on the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

     7.2 This Agreement shall not be changed, modified, or amended except by a writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.


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

     7.3 This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

     7.4 This Agreement and its validity, construction and performance shall be governed in all respects by the laws of the State of New York, without reference to its rules and principles governing conflicts of laws.

     7.5 This Agreement may be executed in counterparts. Upon the execution and delivery of this Agreement by the Subscriber, this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of the Common Stock as herein provided.


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



                       ANTI-MONEY LAUNDERING REQUIREMENTS


                                                                          HOW BIG IS THE PROBLEM AND
THE USA PATRIOT ACT                   WHAT IS MONEY LAUNDERING?            WHY IS IT IMPORTANT?
------------------------------------- -----------------------------------------------------------------------
The USA PATRIOT Act is designed to    Money laundering is the process     The use of the U.S. financial
detect, deter, and punish             of disguising illegally obtained    system by criminals to facilitate
terrorists in the United States and   money so that the funds appear to   terrorism or other crimes could
abroad.  The Act imposes new          come from legitimate sources or     well taint our financial
anti-money laundering requirements    activities.  Money laundering       markets.  According to the U.S.
on brokerage firms and financial      occurs in connection with a wide    State Department, one recent
institutions.  Since April 24, 2002   variety of crimes, including        estimate puts the amount of
all brokerage firms have been         illegal arms sales, drug            worldwide money laundering
required to have new, comprehensive   trafficking, robbery, fraud,        activity at $1 trillion a year.
anti-money laundering programs.       racketeering, and terrorism.

To help you understand theses
efforts, we want to provide you
with some information about money
laundering and our steps to
implement the USA PATRIOT Act.


WHAT ARE WE REQUIRED TO DO TO ELIMINATE MONEY LAUNDERING?
-------------------------------------------------------------------------------------------------------------

Under new rules required by the USA PATRIOT Act, our      As part of our required program, we may ask you to
anti-money laundering program must designate a            provide various identification documents or other
special compliance officer, set up employee training      information.  Until you provide the information or
conduct independent audits, and establish policies        documents we need, we may not be able to effect any
and procedures to detect and report suspicious            transactions for you.
transaction and ensure compliance with the new laws.


     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.

                                     XETHANOL CORPORATION
                                     (Operating initially as the publicly-traded company)


                                     By: /s/
                                     -------------------------------------------
                                     Name:
                                     Title:


                                     Date of Execution: _________________, 200__



TO BE COMPLETED BY INDIVIDUAL SUBSCRIBERS             TO BE COMPLETED BY
                                                      CORPORATE, PARTNERSHIP, LLC OR
                                                      TRUST SUBSCRIBERS

____________________________________                  ____________________________________
                                                      Name of Subscriber
                                                      [Please Print]
____________________________________
Name of Subscriber(s)
[Please Print]
____________________________________                  By:__________________________________
                                                           Authorized Signatory
____________________________________                  ____________________________________
Signature of Subscriber(s)
____________________________________                  ____________________________________
Address of Subscriber                                 Name and Title of Authorized Signatory
                                                      [Please Print]
____________________________________                  ____________________________________
Social Security Number of Subscriber                  Taxpayer Identification Number of Subscriber
____________________________________                  ____________________________________
Number of Shares Subscribed For                       Number of Shares Subscribed For
____________________________________                  ____________________________________
Total Purchase Price                                  Total Purchase Price
____________________________________                  ____________________________________
Date of Execution                                     Date of Execution


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